UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):   May 8, 2007
VERASUN ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

SOUTH DAKOTA	001-32913	20-3430241

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 22ND AVENUE BROOKINGS, SD	57006

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:   (605) 696-7200
NO CHANGE

(Former name or former address, if changed since last report.)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
On May 8, 2007, VeraSun Energy Corporation (the “Company”) issued a press release to announce that it intends to offer $450 million aggregate principal amount of Senior Notes due 2014 and 2017 (the “Notes”), to be offered pursuant to Rule 144A under the Securities Act of 1933, as amended, and Regulation S thereunder.
A press release announcing the offering of the Notes is attached hereto as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits
     99.1 Press Release issued by the Company on May 8, 2007

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VERASUN ENERGY CORPORATION
Date: May 8, 2007	/s/ Donald L. Endres
Donald L. Endres
Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release dated May 8, 2007